Situation and Business Overview

Overview of Adelphia

- Adelphia Communications Corporation ("Adelphia" or the "Company") is the sixth largest multi-system operator of cable systems in the United States with a presence in 32 states and approximately 5.7 million subscribers[(1)] (5.3 million associated with 7 Borrower Groups, plus 247,000 Rigas Family managed entity subscribers, 142,000 Century ML Media (Puerto Rico) subscribers and 6,000 non-managed entity).

- Most of Adelphia's subscribers are situated in seven main geographic regions
  - Regions include New England, Great Lakes, Central, South East, Florida, Los Angeles and Western

- Clustering offers significant economies of scale as well as opportunities for revenue growth from advanced service penetrations

- Less than 4% of homes passed by the Company's are in overbuild regions

[(1)] Except as otherwise noted, subscribers are computed based upon prevailing rates. This method differs from the one used in the Company's Form 8-K dated June 10, 2002, which estimated customers served and resulted in a count of 5.8 million.

U.S. Coverage Map


Seattle
Boise
Missoula
Billings
Casper
Cheyenne
Denver
Colorado Springs
Sacramento
San Francisco
San Jose
Los Angeles
Anaheim
Phoenix
Tucson
Albuquerque
Santa Fe
Omaha
Wichita
Kansas City
Oklahoma City
Little Rock
Fort Worth
Dallas
Austin
Minneapolis
Chicago
Milwaukee
Indianapolis
St. Louis
Nashville
Memphis
Birmingham
Atlanta
Charlotte
Jacksonville
Miami
Buffalo
Boston
Virginia Beach
Regional Map
New England Region
VP – Jim Sweeney
Great Lakes Region
VP – Bob Watt
Central Region
VP – Bill Kent
South East Region
VP – Larry Brett
Florida Region
VP – Dan Hebert
LA Region
VP – Lee Perron, Acting
Western Region
VP – Steve Delgado

Adelphia

Structural Overview

Adelphia Communications - Corporate Structure



Adelphia Communications Corporation
Public HY Debt: $4,913.9 MM
Convertible Sub Nts: $2,003.2 MM
Preferred Stock: $1,615.9 MM
100%
ACC Investment Holdings, Inc
100%
ACC Operations, Inc.
100%
Arahova Communications, Inc.
Public Debt: $1,666.8 MM
100%
Century Communications Corporation
100%
Century Cable Holding Corporation
100%
Century Cable Operating Subs
Funded Bank Debt: $2,480 MM
100%
Century Exchange L.L.C. Managing general partner
75%
AT&T: 25%
Century-TCI California Communications L.P.
99% GP
Century-TCI California L.P.
Funded Bank Debt: $1,000 MM
1% LP
Century-TCI Holdings LLC
100%
Olympus Communications, L.P.
Olympus Capital Corporation
Public Debt: $202.2 MM
Indirectly owns 100%
Olympus Communications Operation Subs
Funded Bank Debt: $1,265.0 MM
100%
FrontierVision Group
Funded Bank Debt: $617.3 MM
Public Debt: $542.6 MM
100%
Hilton Head/UCA L.L.C. Operating Subs
Funded Bank Debt: $831.4 MM
100%
Adelphia Western New York Holdings, L.L.C.
66.7%
AT&T: 33.3%
Western NY Cablevision, L.P.
66.7%
AT&T: 33.3%
Parnassos Communications, L.P.
Indirectly owns 100%
Parnassos Operating Subs
Funded Bank Debt: $623 MM

Adelphia

Subscriber and Network Overview

Adelphia Subscriber Count

Basic Subscriber Count at May 31, 2002 (in thousands)		
Aggregate Subscriber Count [1] [2]		5,700
Less:	Rigas Family Managed Entity Subscribers	(247)
Total Adelphia Subscribers		5,453
Less:	Century ML Joint Venture Subscribers	(142)
	Non-Managed Entity Subscribers [3]	(6)
Total Borrower Group Subscribers		5,305
Borrower Group Subscribers Composed of:		
Six Original Borrower Group Subscribers		5,025
7th Borrower Group Subscribers		280

(1) Excludes subscribers in the Company's Brazilian joint venture

(2) Except as otherwise noted, subscribers are computed based upon prevailing rates. This method differs from the one used in the Company's Form 8-K dated June 10, 2002, which estimated customers served and resulted in a count of 5.8 million.

(3) Represents subscribers in Adelphia controlled entities that are not part of the filing

Adelphia

Regional Versus Borrower Group Analysis

Basic subscribers as of May 31, 2002

	Olympus	Century	Century-TCI	Frontier Vision	UCA Hilton Head	Parnassos	7th	Total
Great Lakes	253,002	378,886	-	76,868	185,927	464,220	24,528	1,383,431
Los Angeles	-	235,385	756,986	27,020	51,308	-	103,253	1,173,952
Central	169,418	132,722	-	298,544	107,212	-	109,415	817,310
New England	339,274	97,942	-	267,422	-	-	10,536	715,175
Southeast	144,974	93,350	-	48,473	91,403	-	27,321	405,522
Florida	320,117	109,954	-	-	104,532	-	1	534,604
Western	113,809	143,030	12,603	-	-	-	5,140	274,583
Total	1,340,595	1,191,268	769,589	718,328	540,382	464,220	280,195	5,304,576

Excludes subscribers from Rigas Family managed entities, non-managed entities and Century ML (Puerto Rico) joint venture

7th Borrower Group

- Consists of approximately 280,000 subscribers not currently assigned to one of the six Borrower Groups
  - Located primarily in California, Ohio, Virginia and Massachusetts
  - Excludes Venezuela, Brazil, St. Mary's Cablevision, Inc., and Puerto Rico
- Other non-cable assets include:
  - PageTime, Inc. – wireless messaging service
  - Adelphia Security – home and business security
  - Adelphia Long Distance – long distance phone service on a resale basis
    - Competitive Local Exchange Carriers ("CLECs") – Adelphia currently operates CLECs in 14 markets
    - The Company, along with its parties-in-interest, is evaluating the basis on which it will continue this line of business, if at all
- Assets unencumbered by pre-petition debt
- Jointly and severally liable to other Borrower Groups

Cash Management System

- Adelphia currently uses a central cash management system ("CMS") to collectively manage cash receipts and disbursements for itself, its subsidiaries and the Rigas Family cable systems managed by the Company (these systems are to be transferred to the Company pursuant to an agreement dated May 23, 2002). Certain of the Company's assets (including Telemedia, St. Mary's, Brazil, Puerto Rico and Venezuela), are self-managed and are not within the scope of the CMS.

- Each transaction within the CMS is assigned to a Cost Center with each Cost Center designated to one of the seven Borrower Groups
  - Each subscriber/customer is assigned to a Cost Center. As cash receipts are applied, they are identified by Cost Center
  - Cash disbursements are identified by specific Cost Center
  - Based on a legal entity's cash flow, it will recognize an intercompany receivable or obligation for its CMS activity

Cash Management System (continued)

- Pursuant to the Interim DIP Order, the Company intends to separate Parnassos and Century-TCI (the "AT&T Borrower Groups") from the CMS within 270 days
- The Company intends to separate all of the other Borrower Groups during this time as well
- P&M will be working with the Company to monitor this process
- The Company will work with its advisors and employ a consultant to assist in the implementation of the CMS Separation
- As detailed in the Interim DIP Order and related attachments, until such time as the CMS Separation is implemented, the Company will follow the "Cash Management Protocol" to govern the distribution of post-petition DIP borrowings by Borrower Group

Cash Management Protocol

- Sum of post-petition intercompany borrowings and borrowings under DIP will not exceed Borrowing Limits per Borrower Group
- Aggregate intercompany borrowings plus DIP credit outstanding (including LC) will not exceed $500 million pending the final hearing on the DIP and satisfaction within 120 days of the Incremental Availability Conditions
- Until the final Borrowing Limits are set, 1/7th of each credit extension will be for each Borrower Group. Once a Borrower Group reaches its limit, credit extensions thereafter will be on the equal and ratable basis to the remaining Borrower Groups
- Exceptions to the pro-rata allocation method above will require the certification of of the CFO or CRO

Cash Management Protocol (continued)

- Intercompany obligations will bear interest on a monthly basis equal to the blended rate of interest for such period for borrowings under the DIP Facility or, if there are no DIP borrowings, at the applicable margin under the DIP
- A true-up (repayment) of intercompany borrowings will be performed as of the end of each month; payable by the 15th day of the following month
- Repayment proceeds will be applied by a Borrower Group first to its outstandings under the DIP Facility and second to its intercompany borrowings on a pro rata basis
- Any remaining proceeds will be maintained in a separate account for the use of the Borrower Group

Cash Management Protocol (continued)

- CFO or CRO to certify statements showing net intercompany receivables/payables, amounts outstanding under the DIP Facility for each borrower and income and cost allocation based on methodology reasonably acceptable to P&M and in the case of the AT&T Borrower Groups, AT&T
- Monthly "true-up" report will be provided to the Agents and the pre-petition agents on or before the 15th day of each month
- All cash expenditures will be deemed funded first from cash on hand as of the filing in the consolidated cash management account before utilizing DIP Facility or intercompany borrowing
- Cash Management Separation is to be effected for AT&T Borrower Groups within 270 days